UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement

| |	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |	Definitive Proxy Statement

| |	Definitive Additional Materials

| |	Soliciting Material Under Rule 14a-12.

SUN POWER CORPORATION

(Name of Registrant as Specified in Its Charter)

____________________________________

____________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.

| |	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                (1)     Title of each class of securities to which transaction applies:

                (2)     Aggregate number of securities to which transaction applies:

                (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                (4)     Proposed maximum aggregate value of transaction:

                (5)     Total fee paid:

| |	Fee paid previously with preliminary materials.

| |

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid:

                _____________________________________________

                (2) Form, Schedule or Registration Statement No.:

                _____________________________________________

                (3) Filing Party:

                _____________________________________________

                (4) Date Filed:

                _____________________________________________

SUN POWER CORPORATION

414 Viewcrest Road

Kelowna, British Columbia, Canada V1W 4J8

(800) 537-4099

Dear Sun Power Corporation Stockholders:

        You are cordially invited to attend the Annual meeting of stockholders of Sun Power Corporation, a Nevada corporation, ("Sun Power Corporation") to be held on ___________, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

  1. To elect a new Board of Directors for Sun Power Corporation to serve until the next annual stockholder's meeting, (current nominations are for Roland Vetter, Andrew Schwab, Milton Datsopoulos and Dana Hansen);

  To change the name of Sun Power Corporation to Cardinal Minerals, Inc.;

  To reaffirm KPMG LLP as auditors for the next year;

  To reverse split the Company's issued and outstanding common stock on a 1 for 3 basis; and

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

        The Board of Directors has specified December 10, 2003, at the close of business, as the record date for the purpose of determining the stockholder's who are entitled to receive notice of and to vote at the Annual meeting. A list of the stockholder's entitled to vote at the Annual meeting will be available for examination by any stockholder's at the Annual meeting. For 10 days prior to the Annual meeting, this stockholder's list will also be available for inspection by stockholders at our corporate offices at 414 Viewcrest Road, Kelowna, British Columbia, Canada during ordinary business hours.

        Please read the proxy statement and other materials concerning Sun Power Corporation, which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

        Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote. If you fail to return your proxy, the effect will be a vote against the Proposals.

                                                                                                                        Sincerely,

                                                                                                                        Roland Vetter

                                                                                                                        PRESIDENT

        The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

        This proxy statement is dated ___________, 2003, and is first being mailed to Sun Power Corporation stockholders on or about ____________, 2003 to stockholders of record as of December 10, 2003.

SUN POWER CORPORATION

414 Viewcrest Road

Kelowna, British Columbia, Canada V1W 4J8

(800) 537-4099

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON ______________, 2003

Dear Sun Power Corporation Stockholders:

        We will hold the Annual meeting of Stockholders of Sun Power Corporation on ____________, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119, for the following purposes:

  To elect a new Board of Directors for Sun Power Corporation to serve until the next annual stockholder's meeting, (current nominations are for Roland Vetter, Andrew Schwab, Milton Datsopoulos and Dana Hansen);

  To change the name of Sun Power Corporation to Cardinal Minerals, Inc.;

  To reaffirm KPMG LLP as auditors for the next year;

  To reverse split the Company's issued and outstanding common stock on a 1 for 3 basis; and

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

        The Board of Directors has determined that the Proposals are fair to, and in the best interests of, the Sun Power Corporation stockholders and unanimously recommends that you vote "FOR" the Proposals.

        Only Sun Power Corporation stockholders of record at the close of business on December 10, 2003 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

        The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO SECURITIES LAW INSTITUTE IN THE SELF-ADDRESSED ENVELOPE ENCLOSED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                                                                        By Order of the Board of Directors

                                                                        Roland Vetter

                                                                        PRESIDENT

414 Viewcrest Road

Kelowna, British Columbia, Canada V1W 4J8

_______________, 2003

TABLE OF CONTENTS

PAGE
SUMMARY OF PROPOSALS	1
Date, Time and Place	1
Purpose of the Meeting	1
Stockholders Entitled to Vote	1
Vote Required	1
Recommendation of Sun Power Corporation Board of Directors	1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2

WHO CAN HELP ANSWER YOUR QUESTIONS	3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS	3

THE ANNUAL MEETING	4
Time, Place and Date	4
Purpose of the Meeting	4
PROPOSAL 1. Election of Directors	4
PROPOSAL 2. Change of Name	4
PROPOSAL 3. Reaffirmation of Auditor	5
PROPOSAL 4. Reverse Spilt on 1 for 3 basis	5
PROPOSAL 5. Transaction of Other Business	7
Record Date and Voting at the Annual Meeting	7
Votes Required	8
Solicitation and Proxy Solicitor	8
Revocation and Use of Proxies	8
Adjournments or Postponements	8

AUDIT COMMITTEE (No Audit Committee Exists)	9

NOMINATING COMMITTEE	9

CURRENT OFFICERS AND DIRECTORS	9
Board of Directors Meetings	10
Report of Compensation Committee	10
Board of Directors Report on Executive Compensation	10

EXECUTIVE COMPENSATION	11

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF	12

INDEPENDENT PUBLIC ACCOUNTANTS	12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING	13

OTHER MATTERS	14

EXPENSES OF PROXY SOLICITATION	14

WHERE YOU CAN FIND MORE INFORMATION	14

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	14

SUMMARY OF PROPOSALS

        This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

Date, Time and Place of Annual Meeting.......................

____________, 2003, at 10:00 a.m., Las Vegas time, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada 89119 ("the Annual Meeting"). (See "INTRODUCTION")

Purpose of the Meeting.................................................

  To elect a new Board of Directors for Sun Power Corporation to serve until the next annual stockholder's meeting, (current nominations are for Roland Vetter, Andrew Schwab, Milton Datsopoulos and Dana Hansen);

  To change the name of Sun Power Corporation to Cardinal Minerals, Inc.;

  To reaffirm KPMG LLP as auditors for the next year;

  To reverse split the Company's issued and outstanding common stock on a 1 for 3 basis; and

  To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

Stockholders Entitled to Vote........................................	Only Sun Power Corporation stockholders of record at 5:00 p.m., Las Vegas time on December 10, 2003 are entitled to notice of and to vote at the Annual Meeting.

Vote Required..............................................................

Under Nevada law, the Proposals at the Annual meeting require the affirmative vote of the holders of a majority of the Sun Power Corporation Common Stock outstanding and entitled to vote. (See "Introduction," and "The Proposal-Vote Required.") The officers and directors of Sun Power Corporation control an aggregate of 100,000 shares of common stock out of a total 32,681,000 shares issued and outstanding. Stockholders holding 19,500,000 shares have already agreed to vote in favor of the Proposals.

Recommendation of the Board of Directors of Sun Power Corporation.......................................................

Our Board of Directors has determined that the Proposals are advisable and in the best interests of Sun Power Corporation and our stockholders and that the Proposals are fair to our stockholders. Our Board of Directors recommends that you vote "FOR" adoption of the Proposals.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

        Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Sun Power Corporation and our stockholders and that the Proposals are fair to our stockholders.

        Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF SUN POWER CORPORATION COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

        No. The law does not allow your broker to vote your shares of Sun Power Corporation common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF I SEND IN MY PROXY BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

        If you sign and return your proxy but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY?

        Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy is the same as voting against the Proposals. However, certain of our stockholders, as stated on page 12, owning 19,500,000 shares (59.67%) have already agreed to vote in favor of the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

        Sign, mark and mail your proxy indicating your vote on the Proposals to Securities Law Institute, 770 East Warm Springs Road, Suite. 250, Las Vegas, NV 89119 as soon as possible, so that your shares of Sun Power Corporation common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY?

        Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

  You can send Sun Power Corporation or Securities Law Institute a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;

  You can send Sun Power Corporation or Securities Law Institute a new proxy prior to the vote at the Annual meeting, which to be effective must be received by Sun Power Corporation prior to the vote at the Annual meeting; or

  You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

        Send any revocation of a proxy or new proxy to Securities Law Institute, 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119, (702) 866-5800. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

Sun Power Corporation

414 Viewcrest Road

Kelowna, British Columbia, Canada V1W 4J8

Attention: Roland Vetter, President

Telephone Number: (800) 537-4099

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

        *    our financial performance and projections;

        *    our growth in revenue and earnings; and

        *    our business prospects and opportunities.

        You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including:

        *    our ability to establish a revenue generating business;

        *    our ability to obtain capital; and

        *    our ability to obtain and maintain management.

        These and other factors may cause our actual results to differ materially from any forward-looking statement.

        Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

THE ANNUAL MEETING

TIME, PLACE AND DATE

        We are furnishing this proxy statement to Sun Power Corporation stockholders in connection with the solicitation of proxies by the Sun Power Corporation Board of Directors for use at the Annual meeting of stockholders of Sun Power Corporation to be held on ____________, 2003, at 10:00 a.m., local time, at the offices of Securities Law Institute, 770 Warm Springs Road, Suite 250, Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders.

PURPOSE OF THE MEETING

        At the Annual meeting, holders of Sun Power Corporation common stock of record as of the close of business on December 10, 2003 will be eligible to vote upon the following proposals:

PROPOSAL 1. Election of Directors:

        Our stockholders elect the members of the Board of Directors annually. Current nominations are for Roland Vetter, Andrew Schwab, Milton Datsopoulos and Dana Hansen. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any of our nominees should become unavailable for election, the accompanying proxy will be voted for the election of our current directors as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the directors. The Company has no reason to believe that Mr. Vetter, Mr. Schwab, Mr. Datsopoulos and Mr. Hansen will be unavailable.

        The following information is provided regarding the nominees for election to the Board of Directors.

Roland Vetter, President and CFO since May 1, 2003 - Mr. Vetter is a Member of both the Canadian and South African Institute of Chartered Accountants who attended the University of the Witwatersrand in South Africa, where he obtained his Bachelor of Commerce and Bachelor of Accounting degrees. Mr. Vetter was the former Director of Group Financial Services for the Zimco Group, part of the New Mining Business Division of Anglo American Corporation (South Africa's largest conglomerate) and former Chairman of the Anglo American Audit Liaison Committee. Zimco comprised twelve distinct operations involved in mining and manufacturing with a turnover of $300 million per annum and net earnings of $10 million per annum. Since 1989, Mr. Vetter has held positions as the CFO and VP Finance & Admin. for Xenex Innovations Canada Ltd., listed on the TSX Venture Exchange, involved in the commercialization of new technology and more recently as the CEO and COO of Olim Software Development Co. and Milo 1 Software Solutions Ltd. and as a director of Dasek Securities Ltd. Olim had expertise in creating integrated web-databases and e-commerce solutions in the form of Oracle custom-built trading systems; Milo 1 provided Network security solutions for small to mid-sized operations; and Dasek is a Bermuda based internet security and database development company concentrating on network security and web application solutions development for the media relations departments of law enforcement, government and public company clients.

Andrew Schwab, Secretary and Director since January 19, 2001 - Mr. Schwab obtained his Bachelor of Arts from the University of Montreal in 1972. Since 1992, he has provided independent marketing and business consulting services to several public and private companies. These services have focused on the development of joint ventures, the raising of equity, debt and other financings and the identification and development of new business opportunities. Mr. Schwab is also a director of Bishop Resources Inc., a junior resource company whose shares trade on the TSX Venture Exchange.

Milton Datsopoulos, Director since December 20, 2001 - Mr. Datsopoulos attended the University of Montana and earned a Bachelor of Arts degree with high honors in 1962 and a law degree with honors in 1965. In 1974, he and Ron MacDonald formed a general practice law firm now known as Datsopoulos, MacDonald & Lind, P.C., a multi-disciplinary firm of eleven attorneys with specialists in criminal, environmental, personal injury, business, railroad and family law. Mr. Datsopoulos is also involved with several local charitable organizations and youth causes, and is also a strong supporter of the University of Montana and is active in local and national politics. Mr. Datsopoulos is a member of the Montana Trial Lawyers Association (a former President and long time Director), the American Bar Association and the Association of Trial Lawyers of America.

Dana Hansen, Director since December 19, 2001 - Mr. Hansen graduated Cum Laude with a Masters Degree in Organizational Behavior with a minor degree in Japanese from Brigham Young University. He has over 15 years of experience in the site selection, development, re-merchandising and leasing of approximately 15,000,000 square feet of super-regional malls and high-end specialty lifestyle centers in the United States. Mr. Hansen was formerly a Senior Vice President of leasing for Urban Shopping Centers, one of the largest REITs in the industry, based in Chicago. Additionally, he headed up the leasing and consulting for Urban's contract with the King Fahad Foundation of Rihyad, Saudi Arabia, a $400,000,000 mixed use project located in Saudi Arabia. He is currently President of the Aspen Grove Business Improvement District in Littleton, Colorado (an $11,000,000 special improvement district dedicated to the development of a 600,000 square foot mixed use project), a partner with Poag and McEwen Lifestyle Centers (the industry's largest developer of specialty, lifestyle shopping centers), and is President of the Family Time Foundation in Denver, a non profit corporation seeking to strengthen families. Mr. Hansen was one of three "Father of the Year" nominees in Illinois (1999) and is a volunteer in various civic, religious and arts programs in the Denver area.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ROLAND VETTER, ANDREW SCHWAB, MILTON DATSOPOULOS AND DANA HANSEN.

PROPOSAL 2. Change the name of Sun Power Corporation to Cardinal Minerals, Inc.:

        Sun Power has been informally doing business as Cardinal Minerals, Inc., which primarily stemmed from the intended acquisition of Minera Real de Cosala SA de CV.  However, this acquisition did not occur and the Company has been forced to seek other acquisition opportunities, primarily in the mining or mineral industry.  Our Board of Directors believes it is important that our corporate name be reflective of our future business intentions of dedicating itself to the acquisition of revenue producing mining assets through the use of project financing.  Therefore, the Board of Directors has chosen, and approved the name, "Cardinal Minerals, Inc.," for our new name subject to approval of our stockholders at the annual meeting.  If the name change is approved by the stockholders our Articles of Incorporation will be amended and filed with the Nevada Secretary of State in order to make the name change effective.  A copy of the amendment to our Articles of Incorporation is attached hereto as Exhibit A.

        The proposed amendment reads as follows:

A. Article 1. shall be deleted in its entirety and the following inserted in lieu thereof:

Article 1.     The exact name of this corporation is:

        Cardinal Minerals, Inc.

        If the stockholders vote in favor of the name change, certificates for shares of the Company's common stock issued under Sun Power Corporation name will continue to represent the same interest in the Company under the new name. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR COMPANY STOCK CERTIFICATES, ALTHOUGH STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY WISH, AT THEIR SOLE EXPENSE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE TO CARDINAL MINERALS, INC.

PROPOSAL 3. Reaffirm the appointment of KPMG LLP as auditors for the next year:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF KPMG LLP AS AUDITORS FOR THE NEXT YEAR.

PROPOSAL 4. Reverse Split the Company's issued and outstanding common stock on a 1 for 3 basis.

        As a result of the Company's failure to acquire the Minera Real de Cosala SA de CV, a copper-silver mine located in the state of Sinaloa, Mexico, the Board of Directors has been actively seeking other merger or acquisition opportunities within the mineral and mining field. The Company has identified potential possibilities for acquisitions, however, at this time a transaction is not probable due to the current lack of capital in the Company and substantial due diligence required necessary to complete a mineral or mining acquisition. Our Board of Directors feels a reverse split of our issued and outstanding common stock, regardless of any specific opportunity, will make the Company more desirable as an acquisition candidate, therefore, the Board of Directors has adopted a resolution setting forth the proposal to affect a reverse stock split of the outstanding common stock on the basis of one (1) share for every three (3) shares currently issued and outstanding.

        An increase in per share price of the Company's common stock, which the Company expects as a consequence of the reverse stock split, may enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investors pool for which the Company might be able to obtain additional financing or posture the Company for an acquisition. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increases as a result of the reverse stock split, some of these concerns may be ameliorated.

        Additionally, because broker's commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current price per share of the Company's common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. On the other hand, if the reverse stock split is implemented, the number of holders of fewer than 100 shares of common stock ("odd-lots") may be increased. Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock ("round-lots").

        Each three shares of common stock outstanding on the Effective Date (as defined below) will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share. The reverse stock split will occur automatically on the Effective Date as long as the proposal is approved by the vote of stockholders holding a majority of the voting power of the offered class or series without regard to the date certificates representing shares of common stock are physically surrendered for new certificates.

        Stockholders will hold the same percentage interest in the Company as they held prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-third as many shares. For instance, if a stockholder presently owns 300 shares, after the reverse stock split they will own 100 shares (300 divided by 3 equals 100 shares).

POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split so that reducing the number of shares outstanding by a factor of three would increase the per share price by a value of three. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the reverse stock split, and there can be no assurance that the per share price will increase proportionately to the reverse stock split. If the per share price increases by a factor less than the one-for-three reverse stock split, then the overall market capitalization of the Company (its total market value) will be reduced.

Increased Volatility. The reverse stock split will reduce our outstanding common stock to approximately 10,893,667 shares of common stock. Of this amount, 6,533,334 shares are held by officers, directors, and stockholders owning in excess of 10% of the outstanding common stock. This results in approximately 4,360,333 shares held in the public float. This reduced number of shares could result in decreased liquidity in the trading market and potential mismatches between supply and demand in the market for the common stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced to one-third of the number previously held if the reverse stock split is approved. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

        Neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

        This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE SPLIT OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK ON A 1 FOR 3 BASIS.

PROPOSAL 5. Transaction of other business:

        The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

        The Board of Directors has fixed the close of business on December 10, 2003, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were ___________ shares of Sun Power Corporation common stock outstanding, which shares were held by approximately ____ stockholders of record. Holders of Sun Power Corporation common stock are entitled to one vote per share.

        A majority of the issued and outstanding shares of Sun Power Corporation common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business. The board of directors have received confirmation from certain stockholders, as stated on page 12, holding approximately 19,500,000 shares (59.67%), of there intention to vote in favor of all items referenced in this proxy statement.

VOTES REQUIRED

        Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Sun Power Corporation common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

        Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

        Sun Power Corporation will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Sun Power Corporation will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Sun Power Corporation common stock. Sun Power Corporation stockholders proxies may be solicited by directors, officers and employees of Sun Power Corporation strictly through the mailing of the proxy statement only.

REVOCATION AND USE OF PROXIES

        The enclosed proxy is solicited on behalf of the Sun Power Corporation Board of Directors. A stockholders giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Sun

Power Corporation before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Sun Power Corporation or Securities Law Institute before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to Securities Law Institute at 770 E. Warm Springs Road, Suite 250, Las Vegas, Nevada 89119. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

        Subject to proper revocation, all shares of Sun Power Corporation common stock represented at the Annual meeting by properly executed proxies received by Sun Power Corporation will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

        Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Sun Power Corporation stockholders who have already sent in their proxies to revoke them at any time prior to their use.

AUDIT COMMITTEE

        The Board of Directors has chosen not to incur the expense of an Audit Committee. Therefore, at this time the Company does not have an Audit Committee.

NOMINATING COMMITTEE

        The Board of Directors has chosen not to incur the expense of a Nominating Committee in light of the Company's current financial and management position.

CURRENT OFFICERS AND DIRECTORS

        The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

The following table sets forth information regarding our current officers and directors.

Name	Age	Current Positions and Offices With Sun Power Corporation
Roland Vetter	52	President and Chief Financial Officer
Andrew Schwab	53	Secretary and Director
Milton Datsopoulos	65	Director
Dana Hansen	45	Director
Carol O'Shea	47	Treasurer

Roland Vetter, President and CFO - Mr. Vetter is a Member of both the Canadian and South African Institute of Chartered Accountants who attended the University of the Witwatersrand in South Africa, where he obtained his Bachelor of Commerce and Bachelor of Accounting degrees. Mr. Vetter was the former Director of Group Financial Services for the Zimco Group, part of the New Mining Business Division of Anglo American Corporation (South Africa's largest conglomerate) and former Chairman of the Anglo American Audit Liaison Committee. Zimco comprised twelve distinct operations involved in mining and manufacturing with a turnover of $300 million per annum and net earnings of $10 million per annum. Since 1989, Mr. Vetter has held positions as the CFO and VP Finance & Admin. for Xenex Innovations Canada Ltd., listed on the TSX Venture Exchange, involved in the commercialization of new technology and more recently as the CEO and COO of Olim Software Development Co. and Milo 1 Software Solutions Ltd. and as a director of Dasek Securities Ltd. Olim had expertise in creating integrated web-databases and e-commerce solutions in the form of Oracle custom-built trading systems; Milo 1 provided Network security solutions for small to mid-sized operations; and Dasek is a Bermuda based internet security and database development company concentrating on network security and web application solutions development for the media relations departments of law enforcement, government and public company clients.

Andrew Schwab, Secretary and Director - Mr. Schwab obtained his Bachelor of Arts from the University of Montreal in 1972. Since 1992, he has provided independent marketing and business consulting services to several public and private companies. These services have focused on the development of joint ventures, the raising of equity, debt and other financings and the identification and development of new business opportunities. Mr. Schwab is also a director of Bishop Resources Inc., a junior resource company whose shares trade on the TSX Venture Exchange.

Milton Datsopoulos, Director - Mr. Datsopoulos attended the University of Montana and earned a Bachelor of Arts degree with high honors in 1962 and a law degree with honors in 1965. In 1974, he and Ron MacDonald formed a general practice law firm now known as Datsopoulos, MacDonald & Lind, P.C., a multi-disciplinary firm of eleven attorneys with specialists in criminal, environmental, personal injury, business, railroad and family law. Mr. Datsopoulos is also involved with several local charitable organizations and youth causes, and is also a strong supporter of the University of Montana and is active in local and national politics. Mr. Datsopoulos is a member of the Montana Trial Lawyers Association (a former President and long time Director), the American Bar Association and the Association of Trial Lawyers of America.

Dana Hansen, Director - Mr. Hansen graduated Cum Laude with a Masters Degree in Organizational Behavior with a minor degree in Japanese from Brigham Young University. He has over 15 years of experience in the site selection, development, re-merchandising and leasing of approximately 15,000,000 square feet of super-regional malls and high-end specialty lifestyle centers in the United States. Mr. Hansen was formerly a Senior Vice President of leasing for Urban Shopping Centers, one of the largest REITs in the industry, based in Chicago. Additionally, he headed up the leasing and consulting for Urban's contract with the King Fahad Foundation of Rihyad, Saudi Arabia, a $400,000,000 mixed use project located in Saudi Arabia. He is currently President of the Aspen Grove Business Improvement District in Littleton, Colorado (an $11,000,000 special improvement district dedicated to the development of a 600,000 square foot mixed use project), a partner with Poag and McEwen Lifestyle Centers (the industry's largest developer of specialty, lifestyle shopping centers), and is President of the Family Time Foundation in Denver, a non profit corporation seeking to strengthen families. Mr. Hansen was one of three "Father of the Year" nominees in Illinois (1999) and is a volunteer in various civic, religious and arts programs in the Denver area.

Carol O'Shea - Ms. O'Shea has been in the accounting field for the past twenty-nine years, first working with the Department of Social Services in England, then after immigrating to Canada, as a controller and accounts manager for an automotive dealership, for numerous travel agencies, for building and construction contractors and on behalf of several U.S. and Canadian listed companies.

BOARD OF DIRECTORS MEETINGS

        The Board of Directors of Sun Power Corporation met once and held three conference calls during the fiscal year ended December 31, 2002.

REPORT OF COMPENSATION COMMITTEE

        The Company has no separate Compensation Committee; our entire board of directors make decisions regarding executive compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

        The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

EXECUTIVE COMPENSATION

        The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compensation (US$)(1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compensation

Roland Vetter, President and Chief Financial Officer	2003 2002	0 0	25,000 0	63,000(1) 20,000(2)	0 0	0 0	0 0	0 0

Andrew Schwab, Secretary, Director	2003 2002 2001	0 0 0	25,000 0 0	80,000(3) $60,000(4) $39,000	400,000(6) 0 150,000(7)	0 3,000 0	0 0 0	0 0 0

Milton Datsopoulos, Director	2003 2002	0 0	50,000 0	0 0	150,000(6) 0	0 0	0 0	0 0

Dana Hansen, Director	2003 2002	0 0	25,000 0	0 0	150,000(6) 0	0 0	0 0	0 0

Carol O'Shea, Treasurer	2003	0	25,000	16,000(5)	50,000(6)	0	0	0

(1) Paid pursuant to a consulting agreement dated April 30, 2003, between our company and Roland Vetter for services related to his duties as President and Chief Financial Officer, such agreement to be effective May 1st, 2003 until further notice and for a minimum of twelve months.

(2) Paid pursuant to a consulting agreement dated December 28, 2002, between our company and Roland Vetter whereby Mr. Vetter was to assist in the preparation of business plans and financial models in exchange for a fee of $20,000 payable in shares of our common stock. As of this date, the shares have not been issued.

(3) Paid pursuant to a consulting agreement dated April 24, 2002, between our company and A. Schwab & Associates Inc., a company owned by Mr. Schwab, that provides our company with office facilities and consulting services for an aggregate fee of $8,000 per month, with $3,000 per month to be deferred and accrued until such time as the company completes its change of business. In May, 2003 by mutual agreement, the payment terms were reduced to $6,000 per month.

(4) Paid pursuant to a consulting agreement dated April 23, 2001, between our company and A. Schwab & Associates Inc., a company owned by Mr. Schwab, that provides our company with office facilities and consulting services for a fee of $4,000 per month. On September 24, 2001, the consulting agreement was amended to increase the fees payable to $5,000 per month.

(5) In the capacity of Treasurer and controller of our Company, Ms. O'Shea provides accounting management services including the preparation of our financial statements for the sum of $1,500 per month.

(6) March 28, 2002, the directors approved a resolution granting an aggregate of 750,000 options to purchase common shares in the capital of our company to certain of its key employees, officers and directors in consideration of past and present. The options vest six months from the date of grant, are exercisable at a price of $.50 per share and expire on January 19, 2006.

(7) On September 24, 2001, Mr. Schwab was granted options to purchase 150,000 common shares in the capital of our company. The options vest six months from the date of grant, are exercisable at a price of $1.70 per share and expire on September 24, 2006.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Roland Vetter, President and CFO	0	0%
Andrew Schwab, Secretary and Director 414 Viewcrest Road Kelowna, BC V1W 4J8	0	0%
Milton Datsopoulos, Director 201 W. Main Street Missoula, MT 59802	100,000	0.31%
Dana Hansen, Director 6646 W. Long Drive Littleton, CO 80123	0	0%
Kenneth Swaisland 2949 Palmerston Avenue West Vancouver, BC V7V 2X2	19,500,000 (2)	59.67%
Solar Energy Limited 112C Longview Drive Los Alamos, NM 87544	2,000,000	6.12%
Renewable Energy Limited 112C Longview Drive Los Alamos, NM 87544	2,000,000	6.12%
Directors and Executive Officers as a Group	100,000	0.31%

(1) Based on 32,681,000 shares of common stock issued and outstanding as of December 5, 2003. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) 3,000,000 of the shares beneficially owned by Mr. Swaisland are registered in the name of Avion Holdings Inc. An additional 8,000,000 of these shares are registered in the name of Jacqueline Swaisland, Mr. Swaisland's wife. Mr. Swaisland intends to vote all 19,500,000 shares in favor of the proposals.

INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP served as the Company's principal independent public accountants for fiscal year 2002. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

        Aggregate fees billed to the Company for the year ending December 31, 2002 by KPMG LLP were as follows:

        Audit Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements for fiscal year 2002 and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, were $25,000.

        Audit-Related Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for audit related fees for fiscal year 2002 were $27,000, which primarily related to audit services for potential acquisition candidates.

        Tax Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for tax fees for fiscal year 2002 were $0.

        All Other Fees

        There were no other fees billed by KPMG LLP for fiscal 2002 other than the fees described above.

        We have not appointed a formal Audit Committee, therefore, our entire board of directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of the Company's financial statements and has approved of KPMG LLP as our independent auditors for the year ending December 31, 2003. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and the Company has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. The Company has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent (10%) or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. The Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

STOCKHOLDERS PROPOSALS FOR THE 2003 ANNUAL MEETING

        Qualified stockholders who want to have proposals presented at the 2003 annual meeting must deliver them to the Company by January 31, 2004, in order to be considered for inclusion in next year's proxy statement and proxy.

OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Sun Power Corporation stockholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

        The principal solicitation of proxies will be made by mail. However, our sole officer, whom will not be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Sun Power Corporation.

WHERE YOU CAN FIND MORE INFORMATION

        Sun Power Corporation files quarterly and annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Sun Power Corporation files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

        Stockholders may obtain documents by requesting them in writing or by telephone from Sun Power Corporation at the following address:

SUN POWER CORPORATION

414 Viewcrest Road

Kelowna, British Columbia, Canada V1W 4J8

(800) 537-4099

        You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated ______________, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        One Proxy Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders. Upon receipt of such notice, we will undertake to deliver promptly a separate copy of the Proxy Statement to the stockholder at a shared address to which a single copy of the statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of an annual report or other proxy statement. In the event a stockholder desires to provide such notice to us, such notice may be given verbally by telephoning the Company's offices at (800) 537-4099 or by mail to 414 Viewcrest Road, Kelowna, British Columbia, Canada V1W 4J8.

SUN POWER CORPORATION

PROXY

Annual Meeting of Stockholders

_______________, 2003

The undersigned appoints The Board of Directors of Sun Power Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of Sun Power Corporation, to be held ______________, 2003, beginning at 10:00 a.m., Pacific Time, at the Securities Law Institute office located at 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated ____________, 2003, a copy of which has been received by the undersigned, as follows:

1. Vote ___	Withhold Vote ___

for the election of the following nominee as director of the Company, to serve until the next annual meeting and until their successors are elected and qualify:

Roland Vetter

Andrew Schwab

Milton Datsopoulos

Dana Hansen

Please indicate the names of those for whom you are withholding your vote:

2. Vote ___	Withhold Vote ___

for changing the name of Sun Power Corporation to Cardinal Minerals, Inc.

3. Vote ___	Withhold Vote ___

for the reaffirmation of KPMG LLP as auditors for the next year.

4. Vote ___	Withhold Vote ___

To reverse split the Company's issued and outstanding common stock on a 1 for 3 basis; and

5. In there discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2003 Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).                                           _______________________________________

If your stock is issued in                                           Signature

the names of two or more                                        Print Name Here:  _________________________

persons, all of them must

sign this proxy. If signing

in representative capacity,

please indicate your title.                                           _________________________________________

                                                                                Signature

                                                                                Print Name Here:____________________________

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO _____________, 2003.

Mail To:

Securities Law Institute

770 East Warm Springs Road, Suite 250

Las Vegas, Nevada 89119

EXHIBIT A

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION OF

SUN POWER CORPORATION

The undersigned President and Secretary of SUN POWER CORPORATION does hereby certify:

That the Board of Directors of said Corporation, at a meeting duly convened and held on the 24th day of November, 2003, adopted a resolution to amend the Articles of Incorporation as follows:

1. Article I is amended to read as follows:

The exact name of this corporation is:

CARDINAL MINERALS, INC.

That the said change and amendment has been consented to and approved by a _______% of the stockholders holding shares of stock outstanding and entitled to vote on December 10, 2003, which is sufficient to approve the Amendment.

DATED: __________, 2003 ________________________________

J. ROLAND VETTER, President

_________________________________

ANDREW SCHWAB, Secretary